Non-controlling Interests	12 Months Ended
Dec. 31, 2017
Noncontrolling Interest [Abstract]
Noncontrolling Interest Disclosure [Text Block]
20.	Non-controlling Interests

Non-controlling interests represent the interest of non-controlling shareholders in Sinovac Beijing and Sinovac Dalian based on their proportionate interests in the equity of that company adjusted for its proportionate share of income or losses from operations. On October 1, 2016, the Company increased its ownership in Sinovac Dalian by an additional 12.86% by converting debt owed by Sinovac Dalian in the amount of $12,772 (RMB 80 million). Non-controlling interest in Sinovac Dalian was 45% prior to October 1, 2016, and was 32.14% after October 1, 2016.